UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 14, 2024

Strategic Environmental & Energy Resources, Inc.

(Exact Name of Registrant as Specified in Charter)

nevada	000-54987	02-0565834
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

370 Interlocken Blvd, Suite 680, Broomfield, CO 80021

(Address of principal executive offices)

Registrant’s telephone number, including area code: (720)-460-3522

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	SENR	OTC

Item 8.01 Other Events.

On June 14, 2024, Strategic Environmental & Energy Resources, Inc (“the Company or SEER”) announced that its SEM, LLC (SEM) subsidiary has secured purchase orders for its kilns from Biochar Now, LLC (BCN). These orders total approximately $600,000, and are expected to be delivered during fiscal second and third quarter.

The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

	99.1	Press Release dated June 14, 2024
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strategic Environmental & Energy Resources, Inc

Date: June 14, 2024

By:	/s/ J. John Combs III
J. John Combs III
Chief Executive Officer